  EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Great Spirits, Inc. (the "Company") on Form 10-Q as filed with the Securities and Exchange Commission (the "Report"), I, Dana Hyde , Chief Executive and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

GREAT SPIRITS, INC.

Date: May 18, 2009	By:	/s/ Dana Hyde
Dana Hyde
Chief Executive Officer Chief Financial Officer